SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ____________



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: April 29, 2004
                        (Date of earliest event reported)


                            RIVERSTONE NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     0-32269                  95-4596178
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


            5200 Great America Parkway, Santa Clara, California 95054
               (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code: (408) 878-6500

Item 12.  Results of Operations and Financial Condition.

         The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

         On April 29, 2004, Riverstone Networks, Inc. issued a press release announcing preliminary financial results for the quarter ended February 28, 2004. A copy of the press release is furnished herewith as Exhibit 99.1.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


        Dated:  April 29, 2004

                                           RIVERSTONE NETWORKS, INC.



                                           By       /s/ Roger A. Barnes
                                              ----------------------------------
                                           Name:    Roger A. Barnes
                                           Title:   Executive Vice President and
                                                    Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number   Description
------   -----------
99.1     Press release dated April 29, 2004